UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2023

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,
Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2023, Stanley Black & Decker, Inc. (the “Company”) entered into an employment agreement with John Wyatt, the Company’s Senior Vice President, Strategy and Integration (the “Agreement”). Under the Agreement, Mr. Wyatt will continue in his current role through December 31, 2023, and effective January 1, 2024, the Company will eliminate Mr. Wyatt’s current position, and Mr. Wyatt will assume a new position as Senior Advisor for a one-year term ending December 31, 2024, unless Mr. Wyatt is terminated earlier or voluntarily resigns as set forth in the Agreement. As Senior Advisor, Mr. Wyatt will be responsible for providing advice and consultation regarding the Company’s business and products as requested by the Chief Executive Officer.

Under the Agreement, Mr. Wyatt will receive the following compensation for his service as Senior Advisor:

•	a monthly salary of $56,875;

•

continued coverage under the Company’s medical, dental, vision, life, and accidental death and dismemberment (“AD&D”) insurance coverages, provided that Mr. Wyatt continues to pay his portion of the required premiums; and

•

reimbursement for reasonable relocation expenses to return to the United Kingdom, provided that such relocation is completed by January 31, 2025 and is consistent with the Company’s Global Mobility Policy.

Mr. Wyatt is no longer entitled to any severance pay and will no longer be eligible to receive new grants or awards under the Company’s 2023 Management Incentive Compensation Plan (“MICP”) or Long-Term Incentive Plan (“LTIP”) effective as of December 31, 2023; however, he will remain entitled to his 2023 MICP award and may exercise any awards previously awarded to him under the LTIP that vest in accordance with the individual grant award terms.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Employment Agreement, dated October 9, 2023, between Stanley Black & Decker, Inc. and John Wyatt

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.
Date: October 12, 2023
	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary